                                                                      EX-10.kk

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                  YORK PARTNERS REIMBURSEMENT AGREEMENT (PMNC)

                          Dated as of November 1, 1997

                                      among

                              B-41 ASSOCIATES, L.P.

                         BROOKLYN NAVY YARD COGENERATION
                                 PARTNERS, L.P.

                                       and

                              EDISON MISSION ENERGY

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

                                TABLE OF CONTENTS

                                                                          Page
ARTICLE I

DEFINITIONS...................................................................2
      Section 1.01 Definitions................................................2

ARTICLE II

REIMBURSEMENT AND INDEMNIFICATION.............................................3
      Section 2.01 Reimbursement Obligation...................................3
      Section 2.02 Liability Absolute.........................................4
      Section 2.03 Waivers and Consents by York Partners......................4

ARTICLE III

REPRESENTATIONS AND WARRANTIES................................................5
      Section 3.01 Due Organization...........................................5
      Section 3.02 Power of Authority.........................................5
      Section 3.03 Valid and Binding Obligations..............................5
      Section 3.04 Non-contravention..........................................5
      Section 3.05 No Consents................................................6
      Section 3.06 No Liens...................................................6

ARTICLE IV

COVENANTS.....................................................................6
      Section 4.01 Grant of Security Interest.................................6
      Section 4.02 No Other Liens.............................................6
      Section 4.03 No Responsibility..........................................7

ARTICLE V

LITIGATION....................................................................7
      Section 5.01 Notice of Litigation.......................................7
      Section 5.02 Assumption of Litigation...................................7
      Section 5.03 Litigation Support.........................................7
      Section 5.04 Settlement.................................................8
      Section 5.05 Indemnitor Appointed Attorney in Fact......................8


ARTICLE VI

EVENTS OF DEFAULT.............................................................8
      Section 6.01 Events of Default..........................................8
      Section 6.02 Upon an Event of Default...................................8

ARTICLE VII

MISCELLANEOUS.................................................................9
      Section 7.01 Amendments, Changes and Modifications......................9
      Section 7.02 Notices....................................................9
      Section 7.03 Further Assurances and Correct the Instruments............10
      Section 7.04 Term of Agreement.........................................10
      Section 7.05 Successors and Assigns....................................10
      Section 7.06 Severability..............................................10
      Section 7.07 Counterparts..............................................10
      Section 7.08 GOVERNING LAW.............................................10
      Section 7.09 Headings..................................................10
      Section 7.10 Trial by Jury Waived......................................11
      Section 7.11 Effective Date............................................11


                  YORK PARTNERS REIMBURSEMENT AGREEMENT (PMNC)

      THIS YORK PARTNERS REIMBURSEMENT AGREEMENT (PMNC) (this "Agreement") is made as of November 1, 1997, by and among B-41 ASSOCIATES, L.P., a Delaware limited partnership ("York Partners"), BROOKLYN NAVY YARD COGENERATION PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), and EDISON MISSION ENERGY, a California corporation (the "Indemnitor").

                              W I T N E S S E T H:

      WHEREAS, York Partners is a Partner in the Partnership, which was formed for the purpose of designing, constructing, leasing, developing, owning, financing, managing and operating a natural gas-fired cogeneration facility in Brooklyn, New York (the "Project"); and

      WHEREAS, as of the date hereof, York Partners and Mission Energy New York, Inc. ("MENY") are entering into an Amended and Restated Limited Partnership Agreement to be effective as of the Bond Closing Date (the "Amended Partnership Agreement"); and

      WHEREAS, the Partnership entered into an agreement, dated as of November 1, 1994 (the "Turnkey Agreement"), with PMNC, A Joint Venture, and its members, Parsons Main of New York, Inc., Nab Construction Corporation and L.K. Comstock & Company, Inc. (collectively, "PMNC"), jointly and severally for the engineering, design, procurement and installation of equipment, construction, start-up and testing of the Project and received a guaranty, dated as of November 1, 1994 (the "Guaranty"), respecting PMNC's timely performance of its obligations under the Turnkey Agreement from The Parsons Corporation ("Parsons"); and

      WHEREAS, there is pending currently certain litigation between the Partnership and its Partners, on the one hand, and PMNC, its members and Parsons, on the other hand, relating to disputes arising out of the Turnkey Agreement and the Guaranty (the "Litigation"); and

      WHEREAS, the Partnership plans to issue New Bonds on the Bond Closing Date; and

      WHEREAS, the Indemnitor, in connection with the issuance of the New Bonds, has agreed or will agree to defend, indemnify and hold harmless York Partners and the Partnership from any losses arising out of or in connection with the Litigation under that certain Indemnity Agreement to be dated as of the Bond Closing Date (the "Indemnity"); and

      WHEREAS, the Partnership desires to assign all of its rights under the Indemnity to United States Trust Company of New York, as its collateral agent for the benefit of the holders of the New Bonds; and

      WHEREAS, as a condition to executing and delivering the Indemnity, the Indemnitor has required York Partners to enter into this Agreement.

                               A G R E E M E N T:

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, representations and warranties set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Definitions. Terms not otherwise defined herein shall have the same meanings as used in the Amended Partnership Agreement. In addition, the following terms shall have the following respective meanings:

      "Agreement" means this York Partners Reimbursement Agreement (PMNC) as the same may be amended, modified, supplemented or restated from time to time.

      "Claims" means all Claims as defined in the Indemnity.

      "Event of Default" shall have the meaning set forth in Section 6.01 to this Agreement.

      "Indemnity" shall have the meaning set forth in the recitals to this Agreement.

      "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

      "Litigation" shall have the meaning set forth in the recitals to this Agreement.

      "Amended Partnership Agreement" means the Amended and Restated Limited Partnership Agreement dated as of the date hereof between MENY and York Partners as the same may be amended, modified, supplemented or restated from time to time.

      "Prime Rate" means a rate equal to the rate per annum announced from time to time by Citibank, N.A. as its prime or base rate, compounded daily and calculated on the basis of a year of 365/366 days and the number of days elapsed.

                                   ARTICLE II

                        REIMBURSEMENT AND INDEMNIFICATION

      Section 2.01 Reimbursement Obligation.

            (a) York Partners agrees in its separate capacity and not in its capacity as a Partner in the Partnership, absolutely and unconditionally to pay to the Indemnitor a sum in the aggregate equal to twenty-five (25) percent of the total of all amounts paid from time to time by the Indemnitor under the Indemnity in respect of Claims exceeding $10,000,000; provided, however, York Partners shall not be obligated to reimburse the Indemnitor for more than $10,000,000 of Claims and provided, further, however, York Partners shall only be obligated to reimburse the Indemnitor from payments of the General Partner Management Fee and Royalty Fee (as defined in the Partnership Agreement) pursuant to the Partnership Agreement or from distributions to York Partners pursuant to the Partnership Agreement, in each case, only on and after the date notice is given to York Partners pursuant to Section 2.01(b) below, and subject to the prior obligations and liens described in Section 3.06 but subject to the following payment limitations from the General Partner Management Fee and Royalty Fee in each calendar year until all amounts due by York Partners shall be fully paid to Indemnitor:


                        1998                    $1,000,000
                        1999                    $1,000,000
                        2000                    $1,000,000
                        2001 and thereafter     $2,000,000


            (b) All amounts to be paid by York Partners pursuant hereto shall be due and payable on each Distribution Date (as defined in the Partnership Agreement) following the calendar quarter in which the Partnership has received notice from the Indemnitor of payment of Claims pursuant to the Indemnity.

            (c) All payments made pursuant to this Agreement shall be made to the Indemnitor in lawful currency of the United States of America and in immediately available or same-day funds to such account as Indemnitor may designate from time to time.

            (d) If and to the extent Indemnitor receives a refund or other recovery of amounts paid by Indemnitor for Claims pursuant to the Indemnity that have been reimbursed by York Partners pursuant to this Agreement, Indemnitor agrees to refund to York Partners such amounts received by Indemnitor on a pro rata basis with payments made by Indemnitor.

      Section 2.02 Liability Absolute.

            (a) The obligations of York Partners hereunder shall be absolute, unconditional and irrevocable and shall be paid and performed strictly in accordance with the terms of this Agreement, including without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of the Indemnity or all or any provision of this Agreement;

                  (ii) any amendment or waiver of or any consent to departure from all or any provision of this Agreement or the Indemnity;

                  (iii) the existence of any claim, set off, defense, reduction, abatement or other right which York Partners may have at any time against the Indemnitor or any other Person; or

                  (iv) any other circumstance, whether or not similar to any of the foregoing.

            (b) York Partners agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment to the Indemnitor is rescinded or must otherwise be returned by the Indemnitor upon the insolvency, bankruptcy or reorganization of York Partners, or otherwise, as though such payment to the Indemnitor had not been made. Without limitation of any other provision of this Agreement, if any notice, demand, declaration or other condition to payment by York Partners of any amount under this Agreement shall at any time be stayed or enjoined for any reason (including, but not limited to, a stay or injunction resulting from the pendency against York Partners or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), York Partners agrees that, for purposes of this Agreement and their obligations hereunder, such notice, demand, declaration or other condition shall be deemed to have been given, made or satisfied.

      Section 2.03 Waivers and Consents by York Partners. York Partners each, on its own behalf, and any and all others who are now or may become liable for all or part of the obligations of York Partners under this Agreement (all of the foregoing being referred to collectively in this Section 2.03 as the "Obligors"), agree to be bound by this Agreement and (a) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against any amounts to be paid hereunder or any extension or renewal hereof; (b) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (c) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of the payment hereof except as required by this Agreement; (d) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (e) agree that the liability of each of the Obligors shall be unconditional and without regard to the liability of any other person or entity for the payment hereof and shall not in any manner be affected by any indulgence or forbearance granted or consented to by the Indemnitor with respect hereto; (f) consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the Indemnitor with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (g) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof or thereof, and agree that the addition of any such obligors or security shall not affect the liability of any of the Obligors for the payment hereof.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      York Partners represents and warrants to the Indemnitor as follows:

      Section 3.01 Due Organization. York Partners is an entity duly organized, validly existing and in good standing under the laws of the state of its organization; York Partners is duly qualified to do business in good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the business or properties of York Partners.

      Section 3.02 Power of Authority. York Partners has full right, power and authority to own its properties and to conduct its business as presently conducted; York Partners has the power and authority to execute, deliver and perform this Agreement and to carry out the terms of this Agreement; and the execution, delivery, and performance of this Agreement has been duly authorized by York Partners by all necessary action.

      Section 3.03 Valid and Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of York Partners, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

      Section 3.04 Non-contravention. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute a default (nor an event which, with the giving of notice or passage of time, or both, would constitute a default) under, the organizational documents of York Partners, or any indenture, agreement, or other instrument to which York Partners is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to York Partners of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over York Partners or its properties.

      Section 3.05 No Consents. No consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by York Partners of this Agreement, except (in each case) such as have been obtained and are in full force and effect as of the date hereof.

      Section 3.06 No Liens. Except for the Lien granted to MENY pursuant to the York Partners Security Agreement and the Security Agreement dated as of May 26, 1993 between York Partners and Co-Lead Counsel for Plaintiffs as set forth therein, and subject to the Consent and Subordination Agreement dated May 21, 1993 among York Partners, MENY, the Partnership, York Research Corporation and Co-Lead Counsel for Plaintiffs, there are no Liens created or existing upon or with respect to the General Partner Management Fee, the Royalty Fee or York Partners' right to receive any distribution pursuant to the Amended Partnership Agreement.

                                   ARTICLE IV

                                    COVENANTS

      Section 4.01 Grant of Security Interest. York Partners hereby irrevocably grants a security interest in, pledges, assigns and sets over to the Indemnitor all of its right, title and interest in that portion of the General Partner Management Fee, the Royalty Fee, and its right to receive distributions pursuant to the Amended Partnership Agreement from the General Partner Interest of York Partners and a portion of its Limited Partner Interest equal to a 30% Interest (which is the same 30% Interest pledged to MENY pursuant to the York Partners Security Agreement), together with the proceeds thereof, sufficient to discharge the obligations during any calendar year contained in Section 2.01, for the purpose of securing the obligations of York Partners contained in Section 2.01 herein (the "Reimbursement Security Interest"). York Partners agrees to execute or cause to be executed one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code in any jurisdiction in which the Indemnitor proposes to file such documents, and such other documents as Indemnitor reasonably deems necessary or desirable to establish, perfect and maintain such security interest, all in form reasonably satisfactory to Indemnitor.

      Section 4.02 No Other Liens. York Partners agrees and covenants with the Indemnitor that, until the execution of an agreement satisfactory in form and substance to the Indemnitor fully subordinating as to payment and exercise of remedies any proposed obligation or Lien to the obligations and Lien of the Indemnitor hereunder, York Partners shall not create, incur, assume or suffer to exist any security interest or Lien, upon or with respect to the assets subject to the Reimbursement Security Interest or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement with respect to the assets subject to the Reimbursement Security Interest that names York Partners as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement. For the avoidance of doubt, Indemnitor and York Partners agree that York Partners may pledge to another Person (i) its right to receive amounts in respect of the General Partner Management Fee and Royalty Fee in excess of the annual amounts set forth in Section 2.01 and (ii) the portion of its Limited Partner Interest in excess of the 30% Interest.

      Section 4.03 No Responsibility. York Partners acknowledges and agrees that neither MENY nor Indemnitor by any decision, determination, action or inaction has any obligation or responsibility for the payment of any amount with respect to the Litigation and that the giving or grant of the Indemnity by the Indemnitor and the allocation of the payment of claims pursuant to the Indemnity, this Agreement or any other document does not reflect any culpability or responsibility for such Claims but has been given or granted for the purpose of issuing New Bonds on terms and conditions most favorable to the Partnership.

                                    ARTICLE V

                                   LITIGATION

      Section 5.01 Notice of Litigation. Promptly after receipt by the Partnership or York Partners of notice of the commencement of any action or proceeding constituting Litigation, the Partnership or the Partner, as the case may be, shall promptly notify the Indemnitor of the commencement of such action or proceeding and provide to the Indemnitor all pleadings and other documents relating to the Litigation.

      Section 5.02 Assumption of Litigation. The Indemnitor may, but shall not be obligated to, assume from the Partnership and York Partners the defense of any or all actions or proceedings constituting Litigation; may, but shall not be obligated to, employ counsel for the Partnership and York Partners satisfactory to the Indemnitor; and may, but shall not be obligated to, pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, York Partners shall be entitled to employ counsel separate from counsel for the Partnership and from any other party in any such Litigation if York Partners reasonably determines that a conflict of interest exists which makes representation by counsel chosen by the Indemnitor not advisable or if York Partners reasonably determines that the Indemnitor's assumption of the defense does not adequately represent its interest. In such event, the reasonable fees and disbursements of such separate counsel shall be paid by York Partners.

      Section 5.03 Litigation Support. The Partnership and York Partners agree, without any additional cost or expense to the Indemnitor, but subject to the rights specified in Section 4.03 of the Amended Partnership Agreement, to cooperate in the preparation and prosecution of legal positions, defenses and claims constituting Litigation, including the production of documents, providing witnesses, answering interrogatories, giving any deposition or courtroom testimony or otherwise becoming involved in the Litigation or response to any claim constituting Litigation.

      Section 5.04 Settlement. Each of the Partnership and York Partners agrees that it will not, without the prior written consent of the Indemnitor, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding constituting Litigation. Indemnitor may, but shall not be obligated to, for and on behalf of the Partnership and York Partners, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action suit or proceeding constituting Litigation, and the Partnership and York Partners agree to execute such documents and take such action as may be reasonably necessary or desirable to evidence or implement any such settlement, compromise, consent or entry of judgment.

      Section 5.05 Indemnitor Appointed Attorney in Fact. Each of the Partnership hereby irrevocably constitutes and appoints Indemnitor to act as the Partnership's and York Partners' attorney in fact, with full authority in the place and stead of the Partnership and York Partners and in the name of the Partnership and York Partners or otherwise, from time to time in Indemnitor's discretion, to take any action and to execute any instrument which Indemnitor may deem necessary or advisable with respect to the Litigation including, without limitation, to settle, compromise or consent to the entry of any judgment in any pending or threatened claim, suit or proceeding constituting Litigation.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

      Section 6.01 Events of Default. The occurrence of any of the following events shall be an "Event of Default" hereunder:

            (a) York Partners shall fail to pay any amount payable by York Partners hereunder on the date when due; or

            (b) York Partners shall fail to perform or observe any of the covenants and agreements contained herein.

      Section 6.02 Upon an Event of Default. If any Event of Default shall have occurred and be continuing for thirty (30) days and notice from the Indemnitor, the Indemnitor may proceed to enforce all of its remedies available hereunder, under applicable law and in equity.

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.01 Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

      Section 7.02 Notices. All notices, certificates or other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, sent by overnight courier, sent by facsimile or telecopy, or sent by certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate address set forth below. Each party hereto may, by telecopy notice or by such other notice described hereunder, designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement.

                  B-41 ASSOCIATES, L.P.:

                  Address:    280 Park Avenue
                              Suite 2700 West
                              New York, NY 10017
                  Attention:  Robert M. Beningson, President
                  Telephone:  (212) 557-6200
                  Fax:        (212) 557-5678

                  BROOKLYN NAVY YARD COGENERATION PARTNERS, L.P.:

                  Address:    230 Park Avenue
                              Suite 515
                              New York, NY10169
                  Attention:  Executive Director
                  Telephone:  (212) 687-4159
                  Fax:        (212) 949-1932

                  EDISON MISSION ENERGY:

                  Address:    18101 Von Karman Avenue
                              Suite 1700
                              Irvine, CA 92715
                  Attention:  General Counsel

                  Telephone:  (714) 752-5588
                  Fax:        (714) 752-6401

      Section 7.03 Further Assurances and Correct the Instruments. To the fullest extent permitted by law, the parties hereto agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Indemnitor may reasonably request and as may be reasonably required in the Indemnitor's judgment to effectuate the intention of or facilitate the performance of this Agreement and to protect the interests of the Indemnitor, including, without limitation, the creation and maintenance of a security interest for the Indemnitor.

      Section 7.04 Term of Agreement. This Agreement, and the grant of the Reimbursement Security Interest hereunder, shall be subject to and effective as of the Bond Closing Date and continue in effect until the occurrence of both (a) the date on which the Indemnitor has no further liability under the Indemnity and (b) the date on which York Partners shall have indefeasibly paid or caused to be paid to the Indemnitor in full in cash all amounts to be paid by York Partners hereunder.

      Section 7.05 Successors and Assigns. This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, York Partners may not assign its rights or obligations under this Agreement, or delegate any of its duties hereunder. Without the prior written consent of the Indemnitor and, at any time, the Indemnitor, in its sole discretion, may assign its rights and obligations under this Agreement, or delegate any of its duties hereunder.

      Section 7.06 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by Indemnitor hereunder is unavailable or unenforceable shall not affect in any way the ability of the Indemnitor to pursue any other remedy available to it.

      Section 7.07 Counterparts. This Agreement may be executed in counterparts by the parties hereto and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

      Section 7.08 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      Section 7.09 Headings. The headings of articles and sections and the table of contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction, meaning, effect or interpretation. Unless otherwise indicated, all references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.

      Section 7.10 Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER. EACH PARTY HERETO INTENDS TO ENFORCE THE FOREGOING WAIVER, AND EACH PARTY WAS INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THIS WAIVER.

      Section 7.11 Effective Date. This Agreement shall be effective as of the Bond Closing Date.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above mentioned.

                        B-41 ASSOCIATES, L.P.


                        By: B-41 Management Corp., its Managing
                                  General Partner


                            By:
                               ------------------------------------
                               Name:
                               Title:

                        BROOKLYN NAVY YARD COGENERATION PARTNERS,
                         L.P., a Delaware limited partnership


                        By: Mission Energy New York, Inc.


                            By:
                               ------------------------------------
                               Name:
                               Title:


                        By: B-41 Associates, L.P., a General Partner


                            By: B-41 Management Corp., its Managing
                                General Partner


                            By:
                               ------------------------------------
                               Name:
                               Title:


                        EDISON MISSION ENERGY, a California
                        corporation


                            By:
                               ------------------------------------
                               Name:
                               Title: